___________________________________________________________________________

                  TABLE OF CONTENTS
___________________________________________________________________________

   USAA Family of Funds..................................................1
   Message from the President............................................2
   Investment Review.....................................................4
   Message from the Managers.............................................5
   Financial Information:
      Statement of Assets and Liabilities................................8
      Portfolio of Investments in Securities.............................9
      Notes to Portfolio of Investments in Securities...................19
      Statement of Operations...........................................20
      Statements of Changes in Net Assets...............................21
      Notes to Financial Statements.....................................22


___________________________________________________________________________


                         IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA International Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright) 1997, USAA. All rights reserved.



USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 33 funds by investment objective as of December 31, 1996.

                                                               Average Annual Total Return*
           Investment                   Inception                                                Since
            Objective                     Date         1 yr         5 yrs        10 yrs        Inception

========================================================================================================
  Capital Appreciation
  Aggressive Growth                     10/19/81       16.47        11.45         13.12           -
  Emerging Markets(1)                    11/7/94       16.59         -             -              4.84
  Gold(1)                                8/15/84        0.00         6.57           .93           -
  Growth                                  4/5/71       17.80        13.69         13.24           -
  Growth & Income                         6/1/93       23.04         -             -             16.24
  International(1)                       7/11/88       19.15        13.09          -             10.60
  S&P 500 Index(4)                        5/1/96        -            -             -             16.83+
  World Growth(1)                        10/1/92       19.08         -             -             13.66

  Asset Allocation
  Balanced Strategy                       9/1/95       13.45         -             -             12.49
  Cornerstone Strategy(1)                8/15/84       17.87        12.69         10.70           -
  Growth and Tax Strategy(2)**           1/11/89       11.12         9.64          -              9.97
  Growth Strategy(1)                      9/1/95       22.13         -             -             21.47
  Income Strategy                         9/1/95        3.00         -             -              9.72

  Income - Taxable
  GNMA                                    2/1/91        2.94         6.43          -              7.66
  Income                                  3/4/74        1.33         7.33          9.25           -
  Income Stock                            5/4/87       18.70        12.76          -             12.78
  Short-Term Bond                         6/1/93        6.31         -             -              5.60

  Income - Tax Exempt
  Long-Term(2)**                         3/19/82        4.47         6.87          7.37           -
  Intermediate-Term(2)**                 3/19/82        4.49         6.89          7.09           -
  Short-Term(2)**                        3/19/82        4.44         4.94          5.45           -
  California Bond(2)**                    8/1/89        5.39         7.29          -              7.65
  Florida Tax-Free Income(2)**           10/1/93        4.38         -             -              3.69
  New York Bond(2)**                    10/15/90        3.73         6.61          -              8.35
  Texas Tax-Free Income(2)**              8/1/94        5.25         -             -              9.44
  Virginia Bond(2)**                    10/15/90        5.06         7.09

  Money Market
  Money Market(3)                         2/2/81        5.24         4.37          5.84           -
  Tax Exempt Money Market(2,3)**          2/6/84        3.34         3.04          4.21           -
  Treasury Money Market Trust(3)          2/1/91        5.10         4.16          -              4.32
  California Money Market(2,3)**          8/1/89        3.27         2.93          -              3.64
  Florida Tax-Free Money Market(2,3)**   10/1/93        3.24         -             -              3.01
  New York Money Market(2,3)**          10/15/90        3.20         2.79          -              3.07
  Texas Tax-Free Money Market(2,3)**      8/1/94        3.25         -             -              3.32
  Virginia Money Market(2,3)**          10/15/90        3.17         2.87          -              3.20


Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, including possible loss of the principal amount invested.

For more complete information about the mutual funds managed and dis-tributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) Some income may be subject to state or local taxes or the federal alter-native minimum tax.

(3) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(4) S&P 500(registered trademark) is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use. The product is not sponsored, sold or
promoted by Standard & Poor's,   and  Standard  &  Poor's  makes  no
representation   regarding  the  advisability of investing in the product.

* Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

** IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax-exempt. California, Florida, New York, Texas, and Virginia funds available to residents only.

+  Cumulative total return since inception.


                             MESSAGE FROM THE PRESIDENT

On January 29, 1995, my wife and I became grandparents. Karl Joseph Marbach was born to Alexandra, my wife's daughter, and her husband Keith Marbach. When my wife learned of the name Alexandra and Keith had chosen, she smiled. She noted that my middle names are Joseph Carl, and she said, "I think this kid's college education is secure."
                                              -- May 31,  1995  Annual  Report

In the May 31, 1995, annual report, my message centered on regular, systematic investing, and I told you I was going to practice something I had preached for many years. I introduced you to my grandson, Karl Joseph, and told you I had set up an InveStart(Registered Trademark) account for his college expenses. This is a progress report.

By the time you read this message, Karl Joseph will be 24 months old -- a good time for an update. As you might expect me to say, Karl Joseph is a very bright guy. He is one of the few people whom our wire-haired dachshund, Brunhilde, will tolerate. We have found that Bruni is a discerning judge of people! One of Karl's favorite things is watching me toss grapes and catch them in my mouth. He loves stuffed animals, swimming, and his grandmother's cooking. I'm very pleased to say that his progress is just as I expected.

I'm also pleased to let you know that his education fund is progressing well too. I opened an InveStart account for Karl on June 2, 1995, in the Income Stock Fund. The NAV then was $14.77, and at this writing it is well over $16.00. In addition to my $100 initial investment, there have now been 17 electronic transfers of $50 into the account. That totals $950, and an interesting thing has happened. The account is worth much more than $950 because, in addition to dividends and appreciation, it has attracted other money. This is a college account and a great cause. Karl is surprisingly well on his way.

There is a lesson here. Funding a college education is a challenge, but starting early with an account like this is an excellent step. It provides a place for a few extra dollars that show up on special occasions.

"Secure" may be an exaggeration, but I did decide to practice one thing I have preached for many years ... I opened an InveStart (Registered Trademark) account for Karl Joseph.
                                                 -- May 31, 1995 Annual Report

We originally intended it for young USAA members as a good way to start investing. We found, however, that many grandparents were using it as I just did.
                                                 -- May 31, 1995 Annual Report

I do practice what I preach. Systematic investing makes sense, and InveStart has an expanded lineup of available funds. I encourage you to look at your investment as you study the information in this report, and if you are not investing regularly, please consider if it may be appropriate for you.

If you have any questions about our systematic investment plans or any of our other mutual funds, please call. Your team of account representatives will be glad to assist you with any questions you may have.

Sincerely,


Michael J.C. Roth
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD

[Photograph of Michael J.C. Roth, President and Vice Chairman of the Board appears here.]

A systematic plan, such as InveStart, does not assure a profit or protect against loss in declining markets. Since such a plan involves continuous investment in securities regardless of fluctuating price levels, you should consider your financial ability to continue purchases through periods of low and high price levels.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses please call for a prospectus. Read it carefully before you invest.

The performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.






                        INVESTMENT REVIEW

INTERNATIONAL FUND

OBJECTIVE: Primary objective is capital appreciation. Current income is a secondary objective.

TYPES OF INVESTMENTS: At least 80 percent of the Fund's assets are invested in common stocks of companies organized and operating principally outside the United States. The remainder of the Fund's assets may be invested in U.S. government securities that mature in less than one year and in repurchase agreements collateralized by such securities.

                                                  5/31/96         11/30/96
        Net Assets............................ $418.0 Million     $504.7 Million
        Net Asset Value Per Share............     $18.71             $19.06




        AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/96
        May 31, 1996 to November 30, 1996........................   5.54%  **
        1 Year...................................................  22.05%
        5 Years..................................................  14.18%
        Since inception on July 11, 1988.........................  10.62%


** Total returns for periods of less than one year are not annualized. This six-month return is cumulative.




[A graph is shown here which is a comparison of the change in value of a $10,000 investment, for the period of 7/11/88 to 11/30/96, with dividends and capital gains reinvested. The ending value of each item graphed is as follows: USAA International Fund - $23,417 and the Morgan Stanley Capital Index (MSCI-EAFE) - $16,711.]




The graph illustrates how a $10,000 hypothetical investment in the USAA International Fund outperformed its benchmark, the Morgan Stanley Capital Index (MSCI)-EAFE, an unmanaged index which reflects the movements of stock markets in Europe, Australia, and the Far East by representing a broad selection of domestically listed companies within each market.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.




                      MESSAGE FROM THE MANAGERS


[A photo of the portfolio managers appears here:
From L to R: W. Travis Selmier, II, Albert C. Sebastian, and David G. Peebles]


Market Conditions
While past performance is no guarantee of future results, the International Fund has outperformed the Lipper International Fund Index(1) return of 5.3% for the six-month period ended November 30, 1996. European market performance was favorable while emerging markets were mixed. Our underweighted position in Japan has proved correct as returns were negative.

Europe
The European markets continued to provide favorable returns over the period due primarily to declining interest rates and further corporate restructuring. Both short-and long-term rates declined across Europe, particularly in Sweden, Italy, Spain, and Portugal, as central banks continued to ease credit and the inflation outlook improved. Our holdings in the Netherlands and Scandinavian countries made significant contributions to our European performance.

Japan
Concerns stated six months ago - an anemic economy, problems within the banking system, lack of local investor participation, and political uncertainty - still exist. Reducing our exposure to Japan and concentrating on export-related stocks proved to be a favorable strategy. With the current conditions, we hesitate to change our underweighted position in Japan.


(1) Lipper Analytical Services is an independent organization that monitors the performance of mutual funds.


Emerging Markets
Spring rallies of most emerging markets ran out of steam during the summer, with the exceptions of Hong Kong, China, Taiwan, Brazil, and Hungary. Economic growth continued in most Latin American, Eastern European, and Mediterranean countries, but many Asian economies slowed. Moderate global economic growth plus continued foreign direct investment and expanding international trade should lead to some recovery in Asian markets and help underpin Latin American and Eastern European markets next year.


[A pie chart is shown here depicting the Asset Allocation as of November 30, 1996 of the USAA International Fund to be: Japan 15.3%, United Kingdom - 7.7%, France -5.6%, Netherlands - 4.6%, Sweden -4.1%, Denmark -3.7%, Canada - 5.4%, Germany - 4.0%, Switzerland - 3.6% and Other - 46.2%.]



Foreign investing is subject to additional risks, which are discussed in the Fund's prospectus. Since return on any investment is generally commensurate with risk, investors should be aware of the potential volatility associated with foreign securities.



Outlook
For 1997, we expect continued economic improvement in Europe to provide a favorable international investment climate. A rebound in many of the emerging markets is anticipated with only selective opportunities in Japan. The portfolio continues to be overweighted in emerging markets, Europe, and other developed markets at the expense of Japan.





TOP 10 EQUITY  HOLDINGS
  (% OF NET ASSETS)
--------------------
  Elf Aquitaine ADS              1.6
  Ciba Geigy AG                  1.6
  Autoliv AB                     1.5
  Verenigd Besit VNU             1.5
  Nokia ADS                      1.5
  WPP Group plc                  1.4
  Canadian National Railway      1.3
  ING Group N.V.                 1.3
  Telefonica de Espana S.A. ADR  1.3
  VA Technologie AG              1.2




      TOP 10 INDUSTRIES
      (% OF NET ASSETS)
     ------------------
  Banks                        8.4
  Healthcare                   8.4
  Telecommunications           8.4
  Oil                          7.7
  Retail                       5.7
  Conglomerates                2.9
  Electric Power               2.9
  Auto Parts                   2.8
  Automobiles                  2.8
  Engineering & Construction   2.7

See page 9 for a complete listing of the Portfolio of Investments in Securities.







International Fund
Statement of Assets and Liabilities
(In Thousands)

November 30, 1996
(Unaudited)

ASSETS
   Investments in securities, at market value (identified cost of $417,832)                  $  505,840
   Cash                                                                                             475
   Cash denominated in foreign currencies (identified cost of $1,707)                             1,708
   Receivables:
      Capital shares sold                                                                           354
      Dividends and interest                                                                      1,106
      Securities sold                                                                             1,746
      Unrealized appreciation on foreign currency contracts held, at value                            1
                                                                                                ---------
          Total assets                                                                           511,230
                                                                                                ---------

LIABILITIES
   Securities purchased                                                                           5,620
   Unrealized depreciation on foreign currency contracts held, at value                              33
   Capital shares redeemed                                                                          315
   USAA Investment Management Company                                                               303
   USAA Transfer Agency Company                                                                      68
   Accounts payable and accrued expenses                                                            193
                                                                                                ----------
         Total liabilities                                                                        6,532
                                                                                                ----------

            Net assets applicable to capital shares outstanding                              $  504,698
                                                                                                ==========
Represented by:
   Paid-in capital                                                                           $  414,760
   Accumulated undistributed net investment income                                                1,407
   Accumulated net realized gain on investments                                                     520
   Net unrealized appreciation of investments                                                    88,008
   Net unrealized appreciation on foreign currency translations                                       3
                                                                                               -----------
            Net assets applicable to capital shares outstanding                              $  504,698
                                                                                               ===========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                               26,483
                                                                                               ===========
   Net asset value, redemption price, and offering price per share                           $    19.06
                                                                                               ===========



See accompanying notes to financial statements.





International Fund
Portfolio of Investments in Securities

November 30, 1996
(Unaudited)

                                                                                                 Market
Number                                                                                            Value
of Shares          Security                                                                       (000)
---------          --------                                                                     --------
                   Common Stocks (91.6%)
                   Argentina  (1.4%)
84,300             Disco S.A. ADS *                                                             $ 2,118
45,800             IRSA Inversiones y Representaciones  S.A. GDS                                  1,420
210,000            Quilmes Industrial  (Quinsa) S.A. ADS                                          2,179
52,000             Telefonica de Argentina  S.A.  ADR                                             1,326
-------------------------------------------------------------------------------------------------------------
                                                                                                  7,043
------------------------------------------------------------------------------------------------------------
                    Australia  (2.1%)
  200,000           Broken Hill  Proprietary  Co. Ltd.                                            2,933
1,202,591           CSL Ltd.                                                                      6,206
1,047,100           National Mutual Holdings Ltd. *                                               1,475
-------------------------------------------------------------------------------------------------------------
                                                                                                 10,614
-------------------------------------------------------------------------------------------------------------
                    Austria  (1.3%)
40,000              VA  Technologie  AG                                                           6,295
-------------------------------------------------------------------------------------------------------------
                    Belgium (1.1%)
12,700              Colruyt S.A.                                                                  5,671
-------------------------------------------------------------------------------------------------------------
                    Canada (5.4%)
109,000             Alliance Forest  Products,  Inc. *                                            1,988
147,000             Anderson Exploration Ltd. *                                                   1,891
1,000,000           Beau Canada  Exploration Ltd. *                                               1,780
158,000             Canadian National Railway Co.                                                 6,498
270,600             Canadian  Occidental  Petroleum Ltd.                                          4,806
400,000             National  Bank of Canada                                                      4,256
196,000             OSF, Inc. *                                                                   1,889
102,800             Suncor, Inc.                                                                  4,307
-------------------------------------------------------------------------------------------------------------
                                                                                                 27,415
-------------------------------------------------------------------------------------------------------------
                    Chile (0.9%)
 38,000             Madeco S.A. ADS                                                                 902
120,800             Maderas y Sinteticos S.A. ADS                                                 1,646
 39,000             Sociedad Quimica y Minera de Chile S.A. ADS                                   2,028
-------------------------------------------------------------------------------------------------------------
                                                                                                  4,576
-------------------------------------------------------------------------------------------------------------

                    China (0.5%)
860,000             New World Infrastructure Ltd. *                                               2,558
-------------------------------------------------------------------------------------------------------------



               Colombia (0.3%)
      218,500  Banco de Colombia GDS                                                              1,693
------------------------------------------------------------------------------------------------------------

               Czech Republic (0.6%)
       53,500  Komercni Banka A.S. GDR                                                            1,364
       14,300  SPT Telecom A.S. *                                                                 1,616
-------------------------------------------------------------------------------------------------------------
                                                                                                  2,980
-------------------------------------------------------------------------------------------------------------

               Denmark (3.7%)
       83,200  Carli Gry International A/S *                                                      4,193
        9,900  InWear Group A/S *                                                                   448
      106,000  ISS International Service System A/S "B"                                           2,932
       15,970  Novo Nordisk A/S "B"                                                               2,954
       61,350  Tele Danmark A/S "B"                                                               3,061
       94,600  Tele Danmark A/S ADS                                                               2,365
       50,000  Unidanmark A/S                                                                     2,494
-------------------------------------------------------------------------------------------------------------
                                                                                                 18,447
-------------------------------------------------------------------------------------------------------------

               Egypt (0.5%)
       80,000  Commercial International Bank (Egypt) S.A.E. GDS *                                 1,200
       74,300  Suez Cement Co. S.A.E. GDS *                                                       1,193
-------------------------------------------------------------------------------------------------------------
                                                                                                  2,393
-------------------------------------------------------------------------------------------------------------

               Finland (1.8%)
      132,430  Nokia Corp. ADS                                                                    7,433
       30,600  Raision Tehtaat                                                                    1,803
-------------------------------------------------------------------------------------------------------------
                                                                                                  9,236
-------------------------------------------------------------------------------------------------------------

               France (5.6%)
      153,000  Coflexip ADS *                                                                     4,112
      187,000  Elf Aquitaine ADS                                                                  8,204
       53,100  Eramet Group                                                                       2,812
       17,800  Essilor International                                                              5,125
       49,800  Louis Dreyfus Citrus *                                                             1,685
       11,030  Pathe S.A. *                                                                       2,576
       14,946  Roussel-Uclaf                                                                      3,917
-------------------------------------------------------------------------------------------------------------
                                                                                                 28,431
-------------------------------------------------------------------------------------------------------------

               Germany (3.5%)
       38,500  Adidas AG                                                                          3,342
       87,100  Deutsche Telekom AG ADR *                                                          1,862
       63,200  Leica Camera AG *                                                                  1,972
      120,000  Pfeiffer Vacuum Technology AG ADS *                                                2,040
      184,700  Rofin-Sinar Technologies, Inc. *                                                   2,378
      102,960  Veba AG                                                                            6,021
-------------------------------------------------------------------------------------------------------------
                                                                                                 17,615
-------------------------------------------------------------------------------------------------------------

               Hong Kong (2.0%)
    2,900,000  Amoy Properties Ltd.                                                               4,051
       88,000  Asia Satellite Telecommunications Holdings Ltd. ADR *                              2,233
    1,707,600  Hong Kong Telecommunications Ltd.                                                  2,959
      445,000  Varitronix International Ltd.                                                        826
--------------------------------------------------------------------------------------------------------------
                                                                                                 10,069
--------------------------------------------------------------------------------------------------------------

               Hungary (0.3%)
      145,000  Mol Magyar Olay Es Gazipari GDS                                                    1,660
-------------------------------------------------------------------------------------------------------------

               India (0.8%)
       69,000  Hindalco Industries Ltd. GDR                                                       1,408
      185,000  Larsen & Toubro Ltd. GDR                                                           2,682
-------------------------------------------------------------------------------------------------------------
                                                                                                  4,090
-------------------------------------------------------------------------------------------------------------

               Indonesia (1.2%)
    1,000,000  PT Asahimas Flat Glass Co. Ltd.                                                      672
    2,331,000  PT Bank Dagang Nasional Indonesia                                                  2,311
      280,000  PT HM Sampoerna                                                                    1,427
    1,180,000  PT Jaya Real Property                                                              1,509
-------------------------------------------------------------------------------------------------------------
                                                                                                  5,919
-------------------------------------------------------------------------------------------------------------

               Israel (1.6%)
       85,000  Blue Square - Israel Ltd. ADS *                                                    1,201
      102,000  Koor Industries Ltd. ADS                                                           1,772
      109,100  Teva Pharmaceutical Industries Ltd. ADS                                            5,046
-------------------------------------------------------------------------------------------------------------
                                                                                                  8,019
-------------------------------------------------------------------------------------------------------------

               Italy (2.9%)
      254,000  Arnoldo Mondadori Editore S.p.A.                                                   2,132
      100,200  Eni S.p.A. ADS                                                                     5,261
      150,200  Instrumentation Laboratory S.p.A. ADS *                                            1,802
    1,851,250  Olivetti and C., S.p.A. *                                                            651
       68,700  SAES Getters S.p.A. ADR *                                                            734
    1,362,000  STET S.p.A.                                                                        4,187
--------------------------------------------------------------------------------------------------------------
                                                                                                 14,767
--------------------------------------------------------------------------------------------------------------

               Japan (14.6%)
      163,000  Bridgestone Corp.                                                                  3,005
      255,000  Canon, Inc.                                                                        5,373
      176,000  Daibiru Corp.                                                                      2,055
      124,000  Higo Bank                                                                            860
      400,000  Hitachi Ltd.                                                                       3,723
      200,000  Honda Motor Co. Ltd.                                                               5,900
      115,000  Hoya Corp.                                                                         4,311
       82,000  Ito-Yokado Co. Ltd.                                                                4,140
       50,000  Kyocera Corp.                                                                      3,213
      192,500  Laox Co. Ltd.                                                                      2,958
      480,000  Minebea Co. Ltd.                                                                   4,096
      540,000  Mitsubishi Heavy Industries Ltd.                                                   4,409
      238,000  Mitsubishi Paper Mills Ltd.                                                        1,112
       12,000  Nippon Television Network                                                          3,603
    1,297,000  NKK Corp. *                                                                        3,188
      290,000  Nomura Securities Co. Ltd.                                                         4,889
          110  NTT Data Communications Systems Corp.                                              3,264
      390,000  Shiseido Co. Ltd.                                                                  4,691
      475,000  Terumo Corp.                                                                       6,255
       91,000  Tostem Corp.                                                                       2,621
-------------------------------------------------------------------------------------------------------------
                                                                                                 73,666
-------------------------------------------------------------------------------------------------------------

               Korea (0.7%)
       52,820  Korea Electric Power Corp.                                                         1,688
       20,020  Samsung Electronics Co. Ltd.                                                       1,510
        1,862  Samsung Electronics Co. Ltd. (New) *                                                 137
          236  Samsung Electronics Co. Ltd. GDR *                                                    11
-------------------------------------------------------------------------------------------------------------
                                                                                                  3,346
------------------------------------------------------------------------------------------------------------

               Malaysia (1.0%)
      310,000  Edaran Otomobil Nasional Bhd                                                       3,055
      212,000  Telekom Malaysia Bhd                                                               1,929
-------------------------------------------------------------------------------------------------------------
                                                                                                  4,984
-------------------------------------------------------------------------------------------------------------

               Mexico (2.8%)
    1,922,000  Controladora Comercial Mexicana, S.A. de C.V. *                                    1,730
       43,700  Controladora Comercial Mexicana, S.A. de C.V. GDR *                                  787
      169,535  Desc, Sociedad de Fomento Industrial, S.A. de C.V. ADS *                           3,666
      105,000  Panamerican Beverages, Inc. "A"                                                    4,909
      235,000  Tubos de Acero de Mexico, S.A. ADS *                                               3,202
-------------------------------------------------------------------------------------------------------------
                                                                                                 14,294
-------------------------------------------------------------------------------------------------------------

               Netherlands (4.6%)
       56,060  EVC International N.V.                                                             1,743
      132,500  Forasol-Foramer N.V. *                                                             2,385
      184,802  ING Group N.V.                                                                     6,473
       23,600  Oce-van der Grinten N.V.                                                           2,573
       62,500  Philips Electronics N.V.                                                           2,531
      365,600  Verenigd Besit VNU                                                                 7,464
-------------------------------------------------------------------------------------------------------------
                                                                                                 23,169
-------------------------------------------------------------------------------------------------------------

               Norway (1.5%)
    1,442,000  Christiania Bank og Kreditkasse                                                    4,426
      215,000  Nycomed ASA *                                                                      3,149
-------------------------------------------------------------------------------------------------------------
                                                                                                  7,575
-------------------------------------------------------------------------------------------------------------
               Peru (0.4%)
      101,200  Telefonica del Peru S.A. "B" ADS                                                   1,961
-------------------------------------------------------------------------------------------------------------

               Philippines (0.8%)
    6,400,000  Megaworld Properties *                                                             2,495
       68,850  Metropolitan Bank and Trust Co.                                                    1,598
-------------------------------------------------------------------------------------------------------------
                                                                                                  4,093
-------------------------------------------------------------------------------------------------------------

               Poland (0.7%)
      225,000  Elektrim S.A.                                                                      2,051
      264,577  Polifarb-Cieszyn S.A.                                                              1,336
-------------------------------------------------------------------------------------------------------------
                                                                                                  3,387
-------------------------------------------------------------------------------------------------------------

               Portugal (2.1%)
      189,300  Banco Totta E Acores S.A. *                                                        3,334
      118,200  Cimentos de Portugal *                                                             2,470
      187,700  Portugal Telecom, S.A. ADS                                                         4,974
-------------------------------------------------------------------------------------------------------------
                                                                                                 10,778
-------------------------------------------------------------------------------------------------------------
               Russia (0.4%)
      101,200  RAO Gazprom ADR *                                                                  1,825
-------------------------------------------------------------------------------------------------------------

               Singapore (1.4%)
      220,000  Keppel Corp. Ltd.                                                                  1,710
      465,000  Overseas Union Bank Ltd.                                                           3,415
      370,000  Singapore Land Ltd.                                                                2,124
-------------------------------------------------------------------------------------------------------------
                                                                                                  7,249
-------------------------------------------------------------------------------------------------------------

               South Africa (1.9%)
      466,200  Gencor Ltd.                                                                        1,659
      805,000  Malbak Ltd.                                                                        3,842
      123,553  Nedcor Ltd. GDR                                                                    1,822
       87,400  South African Breweries Ltd.                                                       2,204
-------------------------------------------------------------------------------------------------------------
                                                                                                  9,527
-------------------------------------------------------------------------------------------------------------

               Spain (2.7%)
      258,000  Autopistas del Mare Nostrum S.A.                                                   3,983
       28,000  Corporacion Mapfre                                                                 1,481
       97,000  Telefonica de Espana S.A. ADR                                                      6,402
       77,651  Vallehermoso S.A.                                                                  1,615
-------------------------------------------------------------------------------------------------------------
                                                                                                 13,481
-------------------------------------------------------------------------------------------------------------
               Sweden (4.1%)
       45,870  ABB AB "A"                                                                         5,307
      173,280  Autoliv AB                                                                         7,612
       93,700  Nordbanken AB                                                                      2,651
      228,800  Volvo AB                                                                           5,025
-------------------------------------------------------------------------------------------------------------
                                                                                                 20,595
-------------------------------------------------------------------------------------------------------------
               Switzerland (3.6%)
        6,484  Ciba Geigy AG                                                                      8,024
       31,800  Oerlikon Buhrle AG *                                                               3,281
        1,300  SGS Group AG                                                                       3,007
        4,475  Sulzer AG P.C.                                                                     2,575
       78,000  Tag Heuer International S.A. ADS *                                                 1,092
-------------------------------------------------------------------------------------------------------------
                                                                                                 17,979
-------------------------------------------------------------------------------------------------------------

               Taiwan (1.7%)
    3,075,000  China Steel Corp.                                                                  2,830
    2,023,450  Far East Department Store *                                                        2,694
    1,918,000  Microtek International, Inc. *                                                     3,161
-------------------------------------------------------------------------------------------------------------
                                                                                                  8,685
-------------------------------------------------------------------------------------------------------------

               Thailand (0.5%)
      315,500  Finance One Public Co.                                                               902
      630,000  Krung Thai Bank                                                                    1,800
-------------------------------------------------------------------------------------------------------------
                                                                                                  2,702
-------------------------------------------------------------------------------------------------------------

               Turkey (0.2%)
    3,605,000  Olmuksa Mukavva Sanayi Ve Ticaret A.S.                                               432
   20,960,000  Yapi Ve Kredi Bankasi A.S.                                                           532
-------------------------------------------------------------------------------------------------------------
                                                                                                    964
-------------------------------------------------------------------------------------------------------------
               United Kingdom (7.7%)
    1,078,000  Bank of Scotland                                                                   5,292
      232,000  Comcast UK Cable Partners Ltd. *                                                   3,161
    1,204,400  Corporate Services Group plc                                                       3,402
      184,200  DFS Furniture Co. plc                                                              1,771
       28,600  Dr. Solomon's Group plc ADS *                                                        493
      181,000  Harvey Nichols plc *                                                               1,077
       583,500 Northern Ireland Electricity plc                                                   3,483
     1,470,000 Thistle Hotels plc *                                                               4,300
     1,254,500 Tomkins plc                                                                        5,241
        90,600 Vodafone Group plc ADR                                                             3,919
     1,856,000 WPP Group plc                                                                      6,881
-------------------------------------------------------------------------------------------------------------
                                                                                                 39,020
-------------------------------------------------------------------------------------------------------------
               Venezuela (0.2%)
        43,900 Compania Anonima Nacional Telefonos de Venezuela ADS *   1,114
------------------------------------------------------------------------------------------------------------

               Other Holdings (0.5%)
     2,115,000 Central European Growth Fund plc                                                   2,169
       793,000 Central European Growth Fund plc Warrants *                                          147
-------------------------------------------------------------------------------------------------------------
                                                                                                  2,316
-------------------------------------------------------------------------------------------------------------

               Total common stocks (cost: $377,306)                                             462,201
-------------------------------------------------------------------------------------------------------------





                         Preferred Stocks (3.2%)
               Australia (0.8%)
     1,422,300 Village Roadshow Ltd.                                                              4,110
-------------------------------------------------------------------------------------------------------------

               Brazil (1.7%)
   104,000,000 Companhia Energetica de Minas Gerais (Cemig)                                       3,307
    20,000,000 Petroleo Brasileiro S.A.                                                           2,734
    31,000,000 Telebras PN                                                                        2,347
-------------------------------------------------------------------------------------------------------------
                                                                                                  8,388
-------------------------------------------------------------------------------------------------------------

               Germany (0.5%)
        19,500 SAP ADS                                                                            2,680
------------------------------------------------------------------------------------------------------------

               Korea (0.2%)
         8,296 Samsung Electronics Co. Ltd. GDR                                                     190
        27,527 Samsung Electronics Co. Ltd. GDS                                                     702
------------------------------------------------------------------------------------------------------------
                                                                                                    892
------------------------------------------------------------------------------------------------------------
               Total preferred stocks (cost: $13,227)                                            16,070
------------------------------------------------------------------------------------------------------------




Principal                                                                                         Market
  Amount                                                               Coupon                     Value
   (000)                       Security                                 Rate      Maturity        (000)
--------                       --------                                ------     --------        -------

                        BOND (0.7%)
               Japan
   $   3,250   MBL International Finance (Bermuda) Trust,
                 Convertible Notes (cost: $3,317)                        3.00%   11/30/02    $    3,587
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                  U.S. Government & Agency Issue (4.7%)
      23,990   Federal Home Loan Mortgage Corp. (cost: $23,982)         5.70     12/02/96        23,982
------------------------------------------------------------------------------------------------------------

               Total investments (cost: $417,832)                                            $  505,840
                                                                                             ===============


______________________
*Non-income producing.




                          Portfolio Summary By Industry
                          ------------------------------

                          Banks                                         8.4%
                          Healthcare                                    8.4
                          Telecommunications                            8.4
                          Oil                                           7.7
                          Retail                                        5.7
                          U.S. Government & Agency Issue                4.7
                          Conglomerates                                 2.9
                          Electric Power                                2.9
                          Auto Parts                                    2.8
                          Automobiles                                   2.8
                          Engineering & Construction                    2.7
                          Electrical Equipment                          2.5
                          Publishing                                    2.4
                          Electronics                                   2.3
                          Real Estate                                   2.2
                          Building Materials                            2.0
                          Specialized Services                          1.9
                          Broadcasters                                  1.9
                          Steel                                         1.8
                          Manufacturing - Diversified                   1.8
                          Insurance - Multi-Line Companies              1.6
                          Computer Systems                              1.5
                          Beverages - Soft Drinks                       1.3
                          Metals - Miscellaneous                        1.3
                          Railroads                                     1.3
                          Computer Software & Service                   1.3
                          Machinery - Diversified                       1.2
                          Brokerage Firms                               1.1
                          Transportation - Miscellaneous                1.1
                          Office Equipment & Supplies                   1.1
                          Other                                        11.2
                                                                      -------
                                                                      100.2%
                                                                      =======





International Fund
Notes to Portfolio of Investments in Securities

November 30, 1996
(Unaudited)

General Notes
Market value of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

ADS/ADR -- American Depositary Shares/Receipts are foreign shares held by a U.S. bank which issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

GDS/GDR -- Global Depositary Shares/Receipts are foreign shares held by a non-U.S. bank which issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.


See accompanying notes to financial statements.








International Fund
Statement of Operations
(In Thousands)

Six-month period ended November 30, 1996
(Unaudited)


Net investment income:
   Income (net of foreign taxes withheld of $538):
      Dividends                                                                                $  3,413
      Interest                                                                                      559
                                                                                               ---------
         Total income                                                                             3,972
                                                                                               ---------
   Expenses:
      Management fees                                                                             1,718
      Transfer agent's fees                                                                         387
      Custodian's fees                                                                              312
      Postage                                                                                        31
      Shareholder reporting fees                                                                     38
      Trustees' fees                                                                                  3
      Registration fees                                                                              60
      Audit fees                                                                                     12
      Legal fees                                                                                      3
      Other                                                                                          21
                                                                                                 -------
         Total expenses                                                                           2,585
                                                                                                 -------
            Net investment income                                                                 1,387
                                                                                                 -------

Netrealized  and  unrealized gain on investment and foreign currency:  Net realized gain on:
      Investments                                                                                 7,883
      Foreign currency transactions                                                                   5
   Change in net unrealized appreciation/depreciation on:
      Investments                                                                                17,290
      Translation of assets and liabilities in foreign currencies                                    12
                                                                                                ---------
            Net realized and unrealized gain                                                     25,190
                                                                                                ---------
Increase in net assets resulting from operations                                               $ 26,577
                                                                                               ===========


See accompanying notes to financial statements.








International Fund
Statements of Changes in Net Assets
(In Thousands)

Six-month period ended November 30, 1996
and Year ended May 31, 1996
(Unaudited)


                                                                           11/30/96            5/31/96

From operations:
   Net investment loss                                                    $    1,387         $    3,788
   Net realized gain on investments                                            7,883             12,740
   Net realized gain (loss) on foreign currency transactions                       5                (42)
   Change in net unrealized appreciation/depreciation on:
      Investments                                                             17,290             50,087
      Foreign currency translations                                               12                (27)
                                                                             ---------         ----------
      Increase in net assets resulting from operations                        26,577             66,546
                                                                             ---------         ----------
Distributions to shareholders from:
   Net investment income                                                      (3,631)            (1,456)
                                                                            -----------        ----------
   Net realized gains                                                        (12,463)            (1,877)
                                                                            -----------        ----------
From capital share transactions:
   Proceeds from shares sold                                                 106,050            118,613
   Shares issued for dividends reinvested                                     11,765              2,733
   Cost of shares redeemed                                                   (41,595)          (112,597)
                                                                             ----------        -----------
      Increase in net assets from capital share transactions                  76,220              8,749
                                                                             ----------        -----------
Net increase in net assets                                                    86,703             71,962
Net assets:
   Beginning of period                                                       417,995            346,033
                                                                          -------------       -----------
   End of period                                                          $  504,698         $  417,995
                                                                          =============       ===========
Undistributed net investment income included in net assets:
   Beginning of period                                                    $    3,646         $      526
                                                                          =============       ===========
   End of period                                                          $    1,407         $    3,646
                                                                          =============       ===========
Change in shares outstanding:
   Shares sold                                                                 5,779              6,946
   Shares issued for dividends reinvested                                        640                168
   Shares redeemed                                                            (2,275)            (6,707)
                                                                          -------------       -----------
      Increase in shares outstanding                                           4,144                407
                                                                          =============       ===========

See accompanying notes to financial statements.





International Fund
Notes to Financial Statements

November 30, 1996
(Unaudited)



(1)   Summary of Significant Accounting Policies
USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this semiannual report pertains only to the International Fund (the Fund). The Fund's primary investment objective is capital appreciation. Current income is a secondary objective.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the latest bid price is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting for investments in passive foreign investment companies, reclassifications were made to the statement of assets and liabilities at May 31, 1996 to increase accumulated undistributed net investment income by $829,896 and to decrease accumulated net realized gain on investments by $829,896.

C. Investments in securities - As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. Foreign currency translations - The assets of the Fund may be invested in the securities of foreign issuers. Since the accounting records of the Fund are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars.

2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

E. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2)   Lines of Credit
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million through January 14, 1997, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with an unaffiliated bank ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under these agreements, the Fund may borrow up to a maximum of 25% of its total assets, of which only 5% may be borrowed from CAPCO, at the lending institution's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the six-month period ended November 30, 1996.

(3)   Distributions
Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4)   Investment Transactions
Purchases and sales of securities, excluding short-term securities, for the six-month period ended November 30, 1996 were $183,032,537 and $125,941,854, respectively.

Gross unrealized appreciation and depreciation of investments as of November 30, 1996 was $102,843,834 and $14,835,719, respectively.

(5)   Foreign Currency Contracts
A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund giving up the opportunity for potential profit.

At November 30, 1996, the terms of open foreign currency contracts were as follows (in thousands):

                                      U.S. Dollar                         U.S. Dollar      Unrealized
  Exchange       Currency to be       Value as of     Currency to be       Value as of    Appreciation
    Date            Delivered          11/30/96          Received           11/30/96     (Depreciation)
  --------       --------------       ----------        ---------          ---------     --------------

  12/02/96     5 Australian Dollar     $      4        4 U.S. Dollar        $     4          $  -
  12/02/96     21,284 Japanese Yen          187       188 U.S. Dollar           188              1
  12/02/96    3,371 Philippine Peso         128       128 U.S. Dollar           128             -
  12/02/96        7 U.S. Dollar               7      10 Deutsche Mark             7             -
  12/02/96      1,706 U.S. Dollar         1,706     8,815 French Franc        1,687            (19)
  12/03/96   1,049 Australian Dollar        854       851 U.S. Dollar           851             (3)
  12/03/96   1,236 Hong Kong Dollar         160       160 U.S. Dollar           160             -
  12/03/96     5,873 Japanese Yen            52       52 U.S. Dollar             52             -
  12/03/96    2,017 Philippine Peso          77       77 U.S. Dollar             77             -
  12/03/96    219 Singapore Dollar          156       156 U.S. Dollar           156             -
  12/03/96       43 U.S. Dollar              43      66 Deutsche Mark            43             -
  12/03/96       29 U.S. Dollar              29      728 Thailand Baht           29             -
  12/04/96      46 British Pound             77       77 U.S. Dollar             77             -
  12/04/96    2,203 Philippine Peso          84       84 U.S. Dollar             84             -
  12/04/96    217 Singapore Dollar          155       155 U.S. Dollar           155             -
  12/04/96       34 U.S. Dollar              34      864 Thailand Baht           34             -
  12/05/96    124 Australian Dollar         101       101 U.S. Dollar           101             -
  12/05/96     27 Philippine Peso             1        1 U.S. Dollar              1             -
  12/05/96      1,900 U.S. Dollar         1,900   2,548 Canadian Dollar       1,889            (11)
  12/05/96      200 U.S. Dollar             200      307 Deutsche Mark          200             -
  12/06/96       53 U.S. Dollar              53      82 Deutsche Mark            53             -
                                       ----------                          ---------
                                       $  6,008                             $ 5,976          $ (32)
                                       =========                            ========         =======




(6)   Transactions with Manager
A. Management fees - The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .75% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund. Shareholder accounting service fees are based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no fee or other remuneration for such services.

(7)   Transactions with Affiliates
USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At November 30, 1996, the Association and its affiliates owned 7,417,515 shares (28.0%) of the Fund.



International  Fund  Notes  to
Financial Statements (continued)

November 30, 1996
(8)Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:


                             Six-month                               Eight-month
                           Period Ended           Year Ended        Period Ended        Year Ended
                           November 30,             May 31,            May 31,         September 30,
                               1996           1996         1995         1994        1993         1992
                               -----          ----        -----         -----       -----        ----

Net asset value at
   beginning of period     $    18.71     $    15.78   $    16.36     $  14.48    $  12.09    $  11.57
Net investment income             .07            .17          .10           -          .07         .10
Net realized and
   unrealized gain                .93           2.92          .29         2.23        2.45         .51
Distributions from net
   investment income             (.15)          (.07)          -            -         (.13)      (.09 )
Distributions of realized
   capital gains                 (.50)          (.09)        (.97)        (.35)          -          -
                              --------        --------       ------        ------     ------   --------
Net asset value at
   end of period           $    19.06     $    18.71   $    15.78   $    16.36    $  14.48    $  12.09
                              ========        ========      =======       ======     =======   ========
Total return (%) *               5.54          19.71         2.49        15.67       21.11        5.30
Net assets at end
   of period (000)         $  504,698     $  417,995   $  346,033   $  184,792    $ 88,757    $ 42,868
Ratio of expenses to
   average net assets (%)        1.13(a)        1.19         1.17         1.31(a)     1.50        1.69
Ratio of net investment
   income to average
   net assets (%)                 .61(a)        1.04          .81          .04(a)      .72        1.05
Portfolio turnover (%)          28.92          70.01        64.30        44.39       52.52       34.27
Average commission
   rate paid per share+    $    .0112     $    .0006

  *Assumes reinvestment of all dividend income and capital gain distributions during the period.
  +Calculated by aggregating  all  commissions  paid on the purchase and sale of securities and dividing by the actual number of shares  purchased or sold for which commissions were charged.
(a)Annualized. The ratio is not necessarily indicative of 12 months of operations.

